SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam American Renaissance Fund -- Class A Shares
Fiscal period ending:  7/31/96
Inception date (if less than 10 years of performance): 10/2/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000

ERV =  Ending Redeemable Value   N/A       N/A          $1,131.60

T   =  Average Annual
       Total Return              N/A       N/A          13.16%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Balanced Fund -- Class A Shares
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 1/3/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000   N/A          $1,000

ERV =  Ending Redeemable Value   $1,084   N/A          $1,346.49

T   =  Average Annual
       Total Return               8.44%   N/A          18.65%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Real Estate Opportunities Fund -- Class A
Shares
Fiscal period ending: 8/31/96
Inception date (if less than 10 years of performance): 1/3/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000   N/A          $1,000

ERV =  Ending Redeemable Value   $1,126   N/A          $1,258

T   =  Average Annual
       Total Return               12.64%  N/A           14.80%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Research Fund -- Class A Shares
Fiscal period ending: 7/31/96
Inception date (if less than 10 years of performance): 10/2/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000

ERV =  Ending Redeemable Value   N/A       N/A          $1,086

T   =  Average Annual
       Total Return              N/A       N/A          8.64%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Global Growth and Income Fund -- Class A
Shares
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 1/3/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000   N/A          $1,000

ERV =  Ending Redeemable Value   $1,094   N/A          $1,241

T   =  Average Annual
       Total Return               9.45%    N/A          13.23%*

              *Life of fund, if less than 10 years


YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $4,451

Expenses                         $1,887

Reimbursement                    $0

Average shares                   191,877

NAV                              $10.78

Sales Charge                     5.75%

POP                              $11.44

Yield at POP                      1.41%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam International Fund -- Class A Shares
Fiscal period ending: 8/31/96
Inception date (if less than 10 years of performance): 12/28/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000

ERV =  Ending Redeemable Value   N/A       N/A            $951

T   =  Average Annual
       Total Return              N/A       N/A            -4.88%*

              *Life of fund, if less than 10 years
      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Japan Fund -- Class A Shares
Fiscal period ending: 8/31/96
Inception date (if less than 10 years of performance): 12/28/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000

ERV =  Ending Redeemable Value   N/A       N/A            $884

T   =  Average Annual
       Total Return              N/A       N/A           -11.64%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam International New Opportunities Fund -- Class
A Shares
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 1/6/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000   N/A          $1,000

ERV =  Ending Redeemable Value   $1,072   N/A          $1,298

T   =  Average Annual
       Total Return                7.20%    N/A        16.16%*

              *Life of fund, if less than 10 years
      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam International New Opportunities Fund -- Class B
Shares
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 7/21/95


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,080      N/A       $1,093

T   =  Average Annual
       Total Return               8.02%       N/A        7.73%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam International New Opportunities Fund -- Class M
Shares
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 7/21/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,093    N/A          $1,097

T   =  Average Annual
       Total Return               9.29%     N/A          8.02%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam New Value Fund -- Class A Shares
Fiscal period ending: 8/31/96
Inception date (if less than 10 years of performance): 1/3/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000   N/A          $1,000

ERV =  Ending Redeemable Value   $1,134   N/A          $1,404

T   =  Average Annual
       Total Return               13.40%  N/A           22.69%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $217,872

Expenses                         $111,464

Reimbursement                    $0

Average shares                   7,612,794

NAV                              $11.57

Sales Charge                     5.75%

POP                              $12.15

Yield at POP                     1.38%
      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New Value Fund -- Class B Shares
Fiscal period ending: 8/31/96
Inception date (if less than 10 years of performance): 2/26/96


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        N/A         N/A       $1,000

ERV =  Ending Redeemable Value   N/A         N/A       $1,011

T   =  Average Annual
       Total Return              N/A         N/A       1.08%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $211,718

Expenses                         $160,491

Reimbursement                    $0

Average shares                   7,427,722

NAV                              $11.52

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     0.72%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New Value Fund -- Class M Shares
Fiscal period ending: 8/31/96
Inception date (if less than 10 years of performance): 2/26/96


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000

ERV =  Ending Redeemable Value   N/A       N/A          $1,026

T   =  Average Annual
       Total Return              N/A       N/A          2.58%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $25,388

Expenses                         $17,282

Reimbursement                    $0

Average shares                   889,550

NAV                              $11.54

Sales Charge                     3.50%

POP                              $11.93

Yield at POP                      0.92%